Sub-Item 77O: Transactions Effected Pursuant to Rule 10f-3

Name of Fund:                                Goldman Sachs Financial Square Tax-Free Money Market Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                OREGON ST

Title of Security:                                OREGON ST TAXABLE-OREGON UNIV-SER 1.5% 31 JUL 2014

Date of First Offering:                                           7/31/2013

Dollar Amount Purchased:                                           26,058,139

Number of Shares or Par Value of Bonds Purchased:                                                                                     25,725,000

Price Per Unit:                                101.30

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Morgan Stanley & Co. LLC; Needham & Company, LLC; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.

Name of Issuer:                                Cvent Inc

Title of Security:                                CVENT, INC.

Date of First Offering:                                           08/08/2013

Dollar Amount Purchased:                                           5,313

Number of Shares or Par Value of Bonds Purchased:                                                                                     253

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Morgan Stanley & Co. LLC; Needham & Company, LLC; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.

Name of Issuer:                                Cvent Inc

Title of Security:                                CVENT, INC.

Date of First Offering:                                           08/08/2013

Dollar Amount Purchased:                                           1,017,702

Number of Shares or Par Value of Bonds Purchased:                                                                                     48,462

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Morgan Stanley & Co. LLC; Needham & Company, LLC; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.

Name of Issuer:                                Cvent Inc

Title of Security:                                CVENT, INC.

Date of First Offering:                                           08/08/2013

Dollar Amount Purchased:                                           403,137

Number of Shares or Par Value of Bonds Purchased:                                                                                     19,197

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Mid Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Capital One Southcoast, Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; FBR Capital Markets & Co.; Global Hunter Securities, LLC; Johnson Rice & Company L.L.C.; Morgan Stanley & Co. LLC; Scotia Capital (USA) Inc; Simmons & Company International; Tudor, Pickering, Holt & Co. Securities, Inc.; UBS Securities LLC

Name of Issuer:                                Frank's International NV

Title of Security:                                FRANKS INTL N V

Date of First Offering:                                           08/09/2013

Dollar Amount Purchased:                                           6,706,656

Number of Shares or Par Value of Bonds Purchased:                                                                                     304,848

Price Per Unit:                                22.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Mid Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Avondale Partners LLC; Barclays Capital Inc; Cantor Fitzgerald & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC; UBS Securities LLC; William Blair & Company, L.L.C.

Name of Issuer:                                Envision Healthcare Holdings I

Title of Security:                                ENVISION HEALTHCARE HOLDINGS, INC.

Date of First Offering:                                           08/14/2013

Dollar Amount Purchased:                                           23,389,298

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,013,926

Price Per Unit:                                23.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 18-19, 2013.*

Name of Fund:                                Goldman Sachs Financial Square Tax-Exempt California Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Blaylock & Company, Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; O’Connor Securities; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; Prager, Sealy & Co., LLC; R H Investment Corporation, Inc.; Raymond James Financial, Inc.; RBC Capital Markets, LLC; Robert W. Baird & Co. Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities Company, Ltd.; Stifel, Nicolaus & Company, Inc.; U.S. Bancorp Investments, Inc.; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.; Williams Capital Group L.P.

Name of Issuer:                                CALIFORNIA ST

Title of Security:                                REVENUE ANTICIPATION NOTE

Date of First Offering:                                           08/16/2013

Dollar Amount Purchased:                                           4,566,420

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,500,000

Price Per Unit:                                101.48

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Tax-Free Money Market Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Blaylock & Company, Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; O’Connor Securities; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; Prager, Sealy & Co., LLC; R H Investment Corporation, Inc.; Raymond James Financial, Inc.; RBC Capital Markets, LLC; Robert W. Baird & Co. Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities Company, Ltd.; Stifel, Nicolaus & Company, Inc.; U.S. Bancorp Investments, Inc.; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.; Williams Capital Group L.P.

Name of Issuer:                                CALIFORNIA ST

Title of Security:                                REVENUE ANTICIPATION NOTE

Date of First Offering:                                           08/16/2013

Dollar Amount Purchased:                                           91,835,776

Number of Shares or Par Value of Bonds Purchased:                                                                                     90,500,000

Price Per Unit:                                101.48

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Capital Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                LinkedIn Corp

Title of Security:                                LINKEDIN CORP

Date of First Offering:                                           09/05/2013

Dollar Amount Purchased:                                           1,589,321

Number of Shares or Par Value of Bonds Purchased:                                                                                     7,127

Price Per Unit:                                223.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Growth Opportunities Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                LinkedIn Corp

Title of Security:                                LINKEDIN CORP

Date of First Offering:                                           09/05/2013

Dollar Amount Purchased:                                           14,670,501

Number of Shares or Par Value of Bonds Purchased:                                                                                     65,787

Price Per Unit:                                223.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                LinkedIn Corp

Title of Security:                                LINKEDIN CORP

Date of First Offering:                                           09/05/2013

Dollar Amount Purchased:                                           2,279,283

Number of Shares or Par Value of Bonds Purchased:                                                                                     10,221

Price Per Unit:                                223.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Small Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sandler, O'Neill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Virtus Investment Partners Inc

Title of Security:                                VIRTUS INVESTMENT PARTNERS, INC.

Date of First Offering:                                           09/12/2013

Dollar Amount Purchased:                                           9,554,665

Number of Shares or Par Value of Bonds Purchased:                                                                                     61,643

Price Per Unit:                                155.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; UBS Securities LLC

Name of Issuer:                                FireEye Inc

Title of Security:                                FIREEYE, INC.

Date of First Offering:                                           09/19/2013

Dollar Amount Purchased:                                           14,980

Number of Shares or Par Value of Bonds Purchased:                                                                                     749

Price Per Unit:                                20.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; UBS Securities LLC

Name of Issuer:                                FireEye Inc

Title of Security:                                FIREEYE, INC.

Date of First Offering:                                           09/19/2013

Dollar Amount Purchased:                                           2,534,440

Number of Shares or Par Value of Bonds Purchased:                                                                                     126,722

Price Per Unit:                                20.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; UBS Securities LLC

Name of Issuer:                                FireEye Inc

Title of Security:                                FIREEYE, INC.

Date of First Offering:                                           09/19/2013

Dollar Amount Purchased:                                           1,145,700

Number of Shares or Par Value of Bonds Purchased:                                                                                     57,285

Price Per Unit:                                20.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Leerink Swann LLC; Sanford C. Bernstein & Co., LLC

Name of Issuer:                                Foundation Medicine Inc

Title of Security:                                FOUNDATION MEDICINE INC

Date of First Offering:                                           09/25/2013

Dollar Amount Purchased:                                           14,490

Number of Shares or Par Value of Bonds Purchased:                                                                                     805

Price Per Unit:                                18.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Leerink Swann LLC; Sanford C. Bernstein & Co., LLC

Name of Issuer:                                Foundation Medicine Inc

Title of Security:                                FOUNDATION MEDICINE INC

Date of First Offering:                                           09/25/2013

Dollar Amount Purchased:                                           2,483,514

Number of Shares or Par Value of Bonds Purchased:                                                                                     137,973

Price Per Unit:                                18.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013.*

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BMO Capital Markets Corp.; Cowen And Company, LLC; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Burlington Stores Inc

Title of Security:                                BURLINGTON STORES INC

Date of First Offering:                                           10/01/2013

Dollar Amount Purchased:                                           35,530

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,090

Price Per Unit:                                17.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BMO Capital Markets Corp.; Cowen And Company, LLC; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Burlington Stores Inc

Title of Security:                                BURLINGTON STORES INC

Date of First Offering:                                           10/01/2013

Dollar Amount Purchased:                                           6,167,345

Number of Shares or Par Value of Bonds Purchased:                                                                                     362,785

Price Per Unit:                                17.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; William Blair & Company, L.L.C.

Name of Issuer:                                Potbelly Corp

Title of Security:                                POTBELLY CORP

Date of First Offering:                                           10/03/2013

Dollar Amount Purchased:                                           666,260

Number of Shares or Par Value of Bonds Purchased:                                                                                     47,590

Price Per Unit:                                14.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; William Blair & Company, L.L.C.

Name of Issuer:                                Potbelly Corp

Title of Security:                                POTBELLY CORP

Date of First Offering:                                           10/03/2013

Dollar Amount Purchased:                                           2,646

Number of Shares or Par Value of Bonds Purchased:                                                                                     189

Price Per Unit:                                14.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.; Robert W. Baird & Co. Inc.; William Blair & Company, L.L.C.

Name of Issuer:                                Potbelly Corp

Title of Security:                                POTBELLY CORP

Date of First Offering:                                           10/03/2013

Dollar Amount Purchased:                                           458,038

Number of Shares or Par Value of Bonds Purchased:                                                                                     32,717

Price Per Unit:                                14.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Mid Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.

Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Raymond James Financial, Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Sandler, O'Neill & Partners, L.P.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                ING US Inc

Title of Security:                                ING AMERICA INSURANCE HOLDINGS, INC.

Date of First Offering:                                           10/24/2013

Dollar Amount Purchased:                                           9,862,086

Number of Shares or Par Value of Bonds Purchased:                                                                                     334,308

Price Per Unit:                                29.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                CommScope Holding Co Inc

Title of Security:                                COMMSCOPE HLDG CO INC

Date of First Offering:                                           10/25/2013

Dollar Amount Purchased:                                           19,105,020

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,273,668

Price Per Unit:                                15.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.

Name of Issuer:                                Surgical Care Affiliates Inc

Title of Security:                                SURGICAL CARE AFFILIATES, INC.

Date of First Offering:                                           10/30/2013

Dollar Amount Purchased:                                           5,432,400

Number of Shares or Par Value of Bonds Purchased:                                                                                     226,350

Price Per Unit:                                24.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.

Name of Issuer:                                Surgical Care Affiliates Inc

Title of Security:                                SURGICAL CARE AFFILIATES, INC.

Date of First Offering:                                           10/30/2013

Dollar Amount Purchased:                                           14,112

Number of Shares or Par Value of Bonds Purchased:                                                                                     588

Price Per Unit:                                24.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; SunTrust Robinson Humphrey, Inc.

Name of Issuer:                                Surgical Care Affiliates Inc

Title of Security:                                SURGICAL CARE AFFILIATES, INC.

Date of First Offering:                                           10/30/2013

Dollar Amount Purchased:                                           1,990,224

Number of Shares or Par Value of Bonds Purchased:                                                                                     82,926

Price Per Unit:                                24.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Asia) L.L.C.; Deutsche Bank Securities Inc.; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.

Name of Issuer:                                Qunar Cayman Islands Ltd

Title of Security:                                QUNAR CAYMAN ISLANDS LIMITED-ADR

Date of First Offering:                                           11/01/2013

Dollar Amount Purchased:                                           574,515

Number of Shares or Par Value of Bonds Purchased:                                                                                     38,301

Price Per Unit:                                15.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Asia) L.L.C.; Deutsche Bank Securities Inc.; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.

Name of Issuer:                                Qunar Cayman Islands Ltd

Title of Security:                                QUNAR CAYMAN ISLANDS LIMITED-ADR

Date of First Offering:                                           11/01/2013

Dollar Amount Purchased:                                           123,690

Number of Shares or Par Value of Bonds Purchased:                                                                                     8,246

Price Per Unit:                                15.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs U.S. Equity Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           19,084

Number of Shares or Par Value of Bonds Purchased:                                                                                     734

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Capital Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           2,825,524

Number of Shares or Par Value of Bonds Purchased:                                                                                     108,674

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Strategic Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           1,178,112

Number of Shares or Par Value of Bonds Purchased:                                                                                     45,312

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           40,092

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,542

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Growth Opportunities Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           15,658,136

Number of Shares or Par Value of Bonds Purchased:                                                                                     602,236

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                Twitter Inc

Title of Security:                                TWITTER, INC.

Date of First Offering:                                           11/07/2013

Dollar Amount Purchased:                                           1,221,974

Number of Shares or Par Value of Bonds Purchased:                                                                                     46,999

Price Per Unit:                                26.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Flexible Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                zulily Inc

Title of Security:                                ZULILY INC.

Date of First Offering:                                           11/15/2013

Dollar Amount Purchased:                                           8,954

Number of Shares or Par Value of Bonds Purchased:                                                                                     407

Price Per Unit:                                22.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                zulily Inc

Title of Security:                                ZULILY INC.

Date of First Offering:                                           11/15/2013

Dollar Amount Purchased:                                           1,257,630

Number of Shares or Par Value of Bonds Purchased:                                                                                     57,165

Price Per Unit:                                22.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Allen & Company LLC; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                zulily Inc

Title of Security:                                ZULILY INC.

Date of First Offering:                                           11/15/2013

Dollar Amount Purchased:                                           270,864

Number of Shares or Par Value of Bonds Purchased:                                                                                     12,312

Price Per Unit:                                22.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small/Mid Cap Growth Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Morgan Stanley & Co. LLC; Needham & Company, LLC; Oppenheimer & Co. Inc.; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.; William Blair & Company, L.L.C.

Name of Issuer:                                Nimble Storage Inc

Title of Security:                                NIMBLE STORAGE, INC.

Date of First Offering:                                           12/13/2013

Dollar Amount Purchased:                                           1,128,288

Number of Shares or Par Value of Bonds Purchased:                                                                                     53,728

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Technology Tollkeeper Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Morgan Stanley & Co. LLC; Needham & Company, LLC; Oppenheimer & Co. Inc.; Pacific Crest Securities, Inc.; Stifel, Nicolaus & Company, Inc.; William Blair & Company, L.L.C.

Name of Issuer:                                Nimble Storage Inc

Title of Security:                                NIMBLE STORAGE, INC.

Date of First Offering:                                           12/13/2013

Dollar Amount Purchased:                                           241,080

Number of Shares or Par Value of Bonds Purchased:                                                                                     11,480

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.**

Name of Fund:                                Goldman Sachs Small Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     SunTrust Robinson Humphrey, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BMO Capital Markets Corp.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; FBR Capital Markets & Co.; Johnson Rice & Company L.L.C.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Sterne, Agee & Leach, Inc.; SunTrust Robinson Humphrey, Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Rice Energy Inc

Title of Security:                                RICE ENERGY INC

Date of First Offering:                                           01/24/2014

Dollar Amount Purchased:                                           23,426,152

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,115,531

Price Per Unit:                                21.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.***

Name of Fund:                                Goldman Sachs Small/Mid Cap Value Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Avondale Partners LLC; Barclays Capital Inc.; Cantor Fitzgerald & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Piper Jaffray & Co; RBC Capital Markets, LLC; UBS Securities LLC; William Blair & Company, L.L.C.

Name of Issuer:                                Envision Healthcare Holdings I

Title of Security:                                ENVISION HEALTHCARE HOLDINGS, INC.

Date of First Offering:                                           02/06/2014

Dollar Amount Purchased:                                           14,732

Number of Shares or Par Value of Bonds Purchased:                                                                                     483

Price Per Unit:                                30.50

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.***

*           Resolution adopted at the Meeting of the Board of Trustees on December 19, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended September 30, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

**           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended December 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

***           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended March 31, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).